UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14f-1 THEREUNDER


FILED BY THE REGISTRANT [ x ]

FILED BY A PARTY OTHER THAN THE REGISTRANT [   ]

CHECK THE APPROPRIATE BOX:

[X] PRELIMINARY INFORMATION STATEMENT

[   ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
         PERMITTED BY RULE 14(C)-5(D)(2))

[  ]     DEFINITIVE INFORMATION STATEMENT


                           NEW MOUNTAINTOP CORPORATION
                          ----------------------------
        (Exact name of registrant as specified in its corporate charter)
                          Commission File No. 000-18689

                               DELAWARE 06-1238435
           (State of Incorporation) (IRS Employer Identification No.)

                             950 S. Pine Island Road
                                 Suite A150-1094
                              Plantation, FL 33324
                    (Address of principal executive offices)

                                 (954) 727-8218
                           (Issuer's telephone number)


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      COMMON STOCK, $0.001 PAR VALUE

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[     ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT
      RULE 0-11 (A) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF FILING.

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      2)    FORM, SCHEDULE OR REGISTRATION NO.:


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



                           NEW MOUNTAINTOP CORPORATION

Introduction

         This Information Statement is being delivered on or about ______ __, 2004 to the holders of shares of common stock, par value $0.0001 (the "Common Stock"), of New Mountaintop Corporation (the "Company") as of August 24, 2004 (the "Record Date"). You are receiving this Information Statement in connection with the recent merger of Trust Licensing, LLC into a wholly-owned subsidiary of the Company (the "Merger"), the appointment of a new member to the Company's board of directors, the change of the Company's name to Trust Licensing, Inc., and the amendment of our Certificate of Incorporation (the "Certificate") to effect a 1-for-10 reverse stock split of the Common Stock of the Company effective as of the Record Date.

         Effective August 24, 2004, Trust Licensing, LLC (the "Trust") merged with and into Trust Licensing, Inc., a Florida Corporation ("TLI") and a wholly-owned subsidiary of the Company. TLI was the surviving entity. The Company issued 270,072,000 shares of its Common Stock to the members of Trust. As a result of this transaction, control of the Company changed, Dr. Mark Golden, the director of the Company submitted his resignation effective 10 days from the date of mailing of this Information Statement and Leigh Rothschild was appointed to the Company's board of directors. In addition, Dr. Golden resigned as an officer with the management of Trust replacing him with Jeffrey Sass who is president and chief executive officer and Michael Moore, executive vice president, business & legal affairs.

         As part of the merger, Dr. Golden, the principal stockholder of the Company as of the Record Date has signed a consent amending the Company's Certificate of Incorporation in order to change its name to Trust Licensing, Inc. and, as of the Record Date (which is prior to the effective date of the merger) to combine every 10 shares of the Company's Common stock into one share of Common Stock both of which will take effect 20 days after the mailing of this Information Statement. For further information concerning the merger, see the Form 8-K filed by the Company with the Securities and Exchange Commission (the "SEC") which is available on its website at www.sec.gov.



YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Voting Securities and Principal Holders Thereof

Voting Securities of the Company

         As of the closing of the Merger on August 25, 2004 and after giving effect to the 1-for-10 reverse stock split, there were 292,400,000 shares of the Company's Common Stock issued and outstanding, (which includes 2,000,000 treasury shares). Each share of Common Stock entitles the holder thereof to one vote on each matter that may come before a meeting of the stockholders.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of the date of this Information Statement, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each executive officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group. It gives effect to the reverse split and Dr. Golden's resignation as a director.

                                                                                                    Percent
                           Name and Address of                        Amount and Nature of             of
Title of Class             Beneficial Owner                           Beneficial Ownership        Voting Power
--------------             ----------------                                      ---------        ------------

Common Stock               Irrevocable Trust III                           195,054,000               66.7%
                           Jay Howard Linn, Trustee


Common Stock               Jeffrey Sass                                    65,018,000                22.2%
                           950 S. Pine Island Road
                           Suite A150-1094
                           Plantation, FL  33324

Common Stock               Michael Moore                                   10,000,000                 3.4%
                           950 S. Pine Island Road
                           Suite A150-1094
                           Plantation, FL  33324

Common Stock               Mark I. Golden                                  14,617,000                 4.9%
                           1110 S.W. Ivanhoe Boulevard
                           Orlando, FL  32804
All executive officers                                                     270,072,000               92.3%
and directors as a group
(3 persons)

Board of Directors and Management

         The following contains information, including the name and age of the person who will be the sole director of the Company effective 10 days after the mailing of this Information Statement and information concerning the Company's new management. The executive officers of the Company are elected annually by the board of directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the board of directors. Unless described below, there are no family relationships among any of the directors and officers. The table reflects the management and board of directors effective 10 days after the mailing of this Information Statement:


Name                                Age           Position(s)
----                                ---           -----------

Leigh Rothschild                    52            Chairman of the Board of
Directors and sole Director

Jeffrey Sass                        45            President and Chief Executive
                                                   Officer

Michael Moore                       36            Executive Vice President,
                                                  Business & Legal Affairs


Leigh M. Rothschild, Chairman (52): Mr. Rothschild is currently Chairman and Founder of Trust. Mr. Rothschild is an established inventor who to date has been the inventor of six issued US patents and five pending patents with various patents pending worldwide. Mr. Rothschild has licensed his patent portfolio to several companies. From October 1998 through February 2004, Mr. Rothschild was Chairman and founder of BarPoint.com a publicly traded wireless information company. In February 2004 BarPoint engaged in a reverse merger transaction with FUNDever, Inc. and BarPoint subsequently changed its name to LoyaltyPoint, Inc. (OTCBB: LYLP). Prior to founding BarPoint Mr. Rothschild was President and Chief Executive Officer of IntraCorp Entertainment, Inc., a consumer software company with worldwide product distribution. Rothschild is a former presidential appointee to the High-Resolution Board for the United States under former President George H. W. Bush. He has served three Florida governors on technology boards and served as a special advisor to then Florida Secretary of Commerce Jeb Bush. Mr. Rothschild currently serves on the IT Florida Technology Board as an appointee of the Governor (Bush). In the past Presidential election, Mr. Rothschild chaired the Bush/Cheney Florida Technology Leadership Council. Prior to founding Intracorp in 1984, Rothschild was a real estate investor and founded several high technology companies. Mr. Rothschild chairs the Rothschild Family

Foundation, which has given endowments to outstanding charities and institutions including the Tampa Children's Home, Miami Symphony, and the University of Miami School of Business. Mr. Rothschild is also active in the Rothschild Entrepreneurial Prize at the University of Miami School of Business. Rothschild has an undergraduate degree from the University of Miami, where he also completed the Graduate Program in Management Studies.

Jeffrey W. Sass, President and Chief Executive Officer (45): A veteran of the entertainment, licensing, and computer industries, Jeffrey Sass is currently President and CEO and a co-founder of Trust. From October 1998 through December 2001, Mr. Sass was co-founder and Chief Operating Officer of BarPoint.com, a wireless information company. Mr. Sass became BarPoint's President and Chief Executive Officer in January 2002 and served in that capacity through February 2004 when BarPoint engaged in a reverse merger transaction with FUNDever, Inc. and BarPoint subsequently changed its name to LoyaltyPoint, Inc. (OTC BB: LYLP). Previously Mr. Sass has held management, production, and marketing positions at companies including Gametek, Inc., (1994-1995), Intracorp Entertainment (1995-1997), and Troma Entertainment (1987-1994). At Troma, he started and ran the independent movie studio's licensing and merchandising division, working closely with more than 70 manufacturers worldwide including Marvel Comics, Playmates Toys, Golden Books Publishing, Sega, Bandai and more. After Intracorp, in July 1997, Jeff formed the Marketing Machine, a full-service marketing agency and consultant firm, servicing clients in computer hardware, software and10 other industries. Mr. Sass is a graduate of Cornell University.

Michael R. Moore,  Executive  Vice  President,  Business & Legal  Affairs  (36):
Michael R. Moore, Executive Vice President, Business & Legal Affairs: Michael is a corporate transactional attorney, with over ten years of experience in business development and venture capital, focusing primarily in the Internet and technology industry. Prior to joining Trust, from July 2000 through February 2004 Mr. Moore was Vice President of Business & Legal Affairs of BarPoint.com (OTC BB: BPNT), a wireless information company. In February 2004 BarPoint engaged in a reverse merger transaction with FUNDever, Inc. and BarPoint subsequently changed its name to LoyaltyPoint, Inc. (OTCBB: LYLP). Previously, from the fall of 1994 through early 1997 Mr. Moore worked as a senior associate in the corporate transactions and commercial litigation department at a large law firm where he co-founded the firm's technology committee and thereafter, from early 1997 through July 2000 held a senior management position at HotOffice Technologies, Inc., the developer of an award-winning Intranet service. Mr. Moore simultaneously received his Juris Doctor, cum laude, and his Master of Business Administration, with highest distinction, from the State University of New York at Buffalo in 1993.

Information Concerning the Board of Directors

Because of an SEC rule that requires this Information Statement to be mailed to stockholders and 10 days to elapse before a majority of the board of directors can change, the Company's board of directors currently consists of two persons, Dr. Golden and Mr. Rothschild. Ten days following the mailing of this Information Statement, Dr. Golden's resignation will become effective.

         The Company held no meetings of its board of directors during 2003, which is its last completed full fiscal year.

Audit Committee and Corporate Governance

         The board of directors does not have an audit committee, nominating committee or compensation committee or any committees performing similar functions. In the near future, the Company intends to establish audit, compensation and nominating committees and adopt such other corporate governance functions as it believes appropriate and necessary for the protection of investors. Each committee will have a majority of independent directors.

         Although the Company does not currently have a process for security holders to send communications to the board of directors, the Company believes that such communication is an important corporate governance step and it intends to implement such a process as soon as practicable.

         The Company expects to compensate its non-employee directors, the number of which is currently under consideration , with stock options, the amount of which has also not been determined and remains under consideration. During 2003, the Company did not compensate its sole director.

 Nominating Committee

         The Company currently has no independent directors as the term "independent" is defined by the rules of the Nasdaq Stock Market. The Company intends to form a nominating committee in the near future and appoint the two future designees to it. At that time, it will adopt a nominating committee charter. At this time, the Company does not have any policy with regard to the consideration of any director candidates recommended by security holders. The Company believes that the establishment of such a policy is within the purview of a nominating committee. Similarly, the Company does not have any specific qualifications for membership on the nominating committee or for a nominee to the board of directors at this time, although it expects that the nominating committee may implement such policies in the future and it is for this reason that the Company does not know whether there will be any difference in the manner in which the nominating committee will evaluate nominees to be a director based on whether the nominee is recommended by a security holder or otherwise. The director listed above was selected by Trust as part of the Merger Agreement and negotiated with prior management of the Company. At this time, the Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees to the board of directors. The Company has not received any requests from any security holder recommending any nominees to its board of directors.

Certain Relationships and Related Transactions

         In connection with the closing of the Merger, the Company elected not to retain existing management. However, the Company entered into a two year consulting agreement with Dr. Golden who will receive $2,500 per month as compensation for consulting services. In connection with the Merger, the Company re-purchased 20,000,000 (pre-split) shares of Common Stock from Dr. Golden for $135,000 with funds provided by Trust.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 supplied to the Company, Dr. Golden filed one late Form 3 disclosing his acquisition of shares of common stock and convertible notes. We are unaware of any other delinquent filings under Section 16(a).

Executive Compensation

         The Company does not pay any compensation to its officers. Upon closing of the Merger, the Company entered into two-year employment contracts with its new officers, on terms and conditions set forth in the Company's Form 8-K filed on August 25, 2004.

Summary Compensation Table

         The following table sets forth the compensation paid during each of the three years ended December 31, 2003 to our chief executive officer and our other executive officers whose total salary and bonus in our fiscal year ended December 31, 2003 exceeded $100,000. It is included because it is required by an SEC rule, although it does not list compensation of our new management since none was paid by us.


                                                                                 Annual Compensation

--------------------------------------------------- ---------- ------------- -------------- -------------------
                                                    Fiscal                                  Other       Annual
Name and Principal Position                         Year       Salary        Bonus          Compensation
---------------------------                         ----       ------        -----          ------------

Mark I. Golden                                      2003       $0            $0             $0
  Chief Executive Officer and Director              2002       $0            $0             $0
--------------------------------------------------- ---------- ------------- -------------- -------------------


Stock Options

         No stock options were granted to or exercised by any of the named executive officers during the last completed fiscal year.

         During 2003, the Company did not adjust or amend the exercise price of any stock options previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.


Amendment of Certificate of Incorporation as of the Record Date

         As stated on page 1 of this Information Statement, Dr. Golden, who owned a majority of the Company's outstanding common stock, has signed a consent to amend its Certificate of Incorporation. This will be effective 20 days after the mailing of this Information Statement.

         The two changes to the Certificate of Incorporation were to change the name of the corporation from New Mountaintop Corporation to Trust Licensing, Inc. and to combine every 10 shares of the Company's Common Stock into one share of Common Stock (effective on the Record Date which was prior to the closing of the Merger).





Dated:  September __, 2004                  By order of the Board of Directors


                                            /s/ Jeffrey W. Sass, President and
                                                 Chief Executive Officer